Exhibit 10.8

                         THE CHARLOTTE MARDEN 1993 TRUST
                           1290 South Ocean Boulevard
                            Palm Beach, Florida 33480

August 31, 2001



nStor Technologies, Inc.
10140 Mesa Rim Road
San Diego, CA  92121

Gentlemen:

The maturity date of the following note due to The Charlotte Marden 1993 Trust from nStor Technologies, Inc. is hereby extended to December 31, 2001.

        Subordinated   Promissory  Note  for  $450,000,   dated  June  7,  2001,
        previously extended to August 31, 2001.

All other terms of the note remain the same.

                                                The Charlotte Marden 1993 Trust

                                                By: /s/ BA Marden
                                                   ________________